UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 5, 2020

Date of Report (Date of earliest event reported)

FOREVERGREEN WORLDWIDE CORPORATION (Exact name of registrant as specified in its charter)
NEVADA (State or other jurisdiction of incorporation)	000-26973 (Commission File Number)	87-062170 (IRS Employer Identification No.)
632 NORTH 2000 WEST, SUITE 101, LINDON, UTAH (Address of principal executive offices)		84042 (Zip code)

Registrant’s telephone number, including area code:  (801) 655-5500

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12-b-2 of this chapter).

                                        Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                              [   ]

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 4, 2020, the Company filed its annual report on Form 10-K for the period ended December 31, 2018 with the United States Securities and Exchange Commission.  This filing was consummated without the consent of the Company’s independent public accountants as the accountants had not yet received the management representation letter required to finish their audit of the consolidated financial statements under professional standards and procedures conducted for such audits, as established by generally accepted auditing standards.  Therefore, the Company’s management and the independent registered public accountants have determined that the previously issued consolidated financial statements included in our annual report on Form 10-K for the period ended December 31, 2018 should not be relied upon.

The Company intends to file its consolidated financial statements included in the annual report on Form 10-K/A Amendment No. 1 for the period ended December 31, 2018, with proper authorization from our independent auditors as soon as practicable.

The Company has informed Sadler, Gibb & Associates, LLC, the Company's independent registered public accounting firm, of the matters disclosed in this filing, and has included as an exhibit to this Form 8-K filing the acknowledgement of Sadler, Gibb & Associates, LLC.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

Exhibit No.	Description

16.1	Letter of Sadler, Gibb & Associates, L.L.C., dated March 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2020	By: /s/ Allen K. Davis Allen K. Davis Chief Executive Officer

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